Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 31, 2010, is entered into by and among CONTINENTAL MATERIALS CORPORATION, a Delaware corporation (the “Company”), the financial institutions that are or may from time to time become parties to the Credit Agreement referenced below (together with their respective successors and assigns, the “Lenders” and each, a “Lender”) and THE PRIVATEBANK AND TRUST COMPANY, an Illinois state chartered bank as Administrative Agent for each Lender (the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement referenced below.

WHEREAS, the Lender previously made available to the Company a credit facility pursuant to the terms and conditions of that certain Credit Agreement, dated as of April 16, 2009, by and among the Company, the Lender and the Administrative Agent, as amended by that certain First Amendment to Credit Agreement, dated as of November 18, 2009, by and among the Company, the Lender and the Administrative Agent (the “First Amendment”), as further amended by that certain Waiver and Second Amendment to Credit Agreement, dated as of April 15, 2010, by and among the Company, the Lender and the Administrative Agent (the “Second Amendment”), and as further amended by that certain Third Amendment to Credit Agreement, dated as of November 12, 2010, by and among the Company, the Lender and the Administrative Agent (the “Third Amendment”) (as further amended, restated or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lender previously (i) made available to the Company a revolving credit facility in the amount of $20,000,000 (reduced to $13,500,000 from and after October 1, 2010 pursuant to the Second Amendment), and (ii) funded a term loan in the original principal amount of $10,000,000; and

WHEREAS, the parties to this Amendment desire to amend the Credit Agreement to, among other things, permit the issuance of Letters of Credit with an expiration date up to one year following the scheduled Termination Date so long as the Company agrees to immediately Cash Collateralize each Letter of Credit that remains outstanding from and after the Termination Date (whether the Termination Date results from the occurrence of the scheduled maturity date, repayment in full of the Obligations (other than Obligations in respect of outstanding Letters of Credit), the acceleration of the Obligations or otherwise), on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises, to induce the Lender and Administrative Agent to enter into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by the parties hereto as follows:

Section 1.  Incorporation of Recitals.  The foregoing recitals are hereby incorporated into and made a part of this Amendment.

Section 2.  Amendment of the Credit Agreement.  It is hereby agreed and understood that, subject to the complete fulfillment and performance of the conditions precedent set forth in Section 5 of this Amendment, Section 2.3.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“2.3.1      L/C Applications.  The Company shall execute and deliver to the Issuing Lender the Master Letter of Credit Agreement from time to time in effect.  The Company shall give notice to the Administrative Agent and the Issuing Lender of the proposed issuance of each Letter of Credit on a Business Day which is at least three (3) Business Days (or such lesser number of days as the Administrative Agent and the Issuing Lender shall agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit.  Each such notice shall be accompanied by an L/C Application, duly executed by the Company and in all respects satisfactory to the Administrative Agent and the Issuing Lender, together with such other documentation as the Administrative Agent or the Issuing Lender may request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the scheduled Termination Date unless the expiration date of such Letter of Credit is on or before the date that is one year following the scheduled Termination Date) and whether such Letter of Credit is to be transferable in whole or in part.  Any Letter of Credit outstanding from and after the Termination Date (whether the Termination Date results from the occurrence of the scheduled maturity date, repayment in full of the Obligations (other than Obligations in respect of outstanding Letters of Credit), the acceleration of the Obligations or otherwise) shall immediately be Cash Collateralized.  Any Letter of Credit outstanding after the Termination Date which is Cash Collateralized for the benefit of the Issuing Lender shall be the sole responsibility of the Issuing Lender.  So long as the Issuing Lender has not received written notice that the conditions precedent set forth in Section 12 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Lender shall issue such Letter of Credit on the requested issuance date.  The Issuing Lender shall promptly advise the Administrative Agent of the issuance of each Letter of Credit and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder.  In the event of any inconsistency between the terms of the Master Letter of Credit Agreement, any L/C Application and the terms of this Agreement, the terms of this Agreement shall control.”

Section 3.  Revolving Loan Note and Term Loan Note.  It is hereby agreed and understood that the Revolving Loan Note and the Term Loan Note remain in full force and effect and that the Obligations evidenced thereby remain due and payable on the terms set forth therein and in the Credit Agreement (as modified by this Amendment).

Section 4.  Amendment of the Loan Documents.  It is hereby agreed and understood by the Administrative Agent, each Lender and the Company that, subject to the complete fulfillment and performance of the conditions precedent set forth in Section 5 of this Amendment and effective as of the effective date of this Amendment, each reference to the Credit Agreement, the Revolving Loan, the Term Loan, the Revolving Loan Note, the Term Loan Note, and/or any other defined terms or any Loan Documents in any Loan Documents shall be deemed to be a reference to any such defined terms or such agreements as such terms or agreements are amended or modified by this Amendment.  Any breach of any representation, warranty, covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement.

Section 5.  Conditions Precedent.  The effectiveness of this Amendment and the obligations of the Administrative Agent and each Lender hereunder are subject to the satisfaction, or waiver by the Administrative Agent, of the following conditions precedent on or before the date hereof (unless otherwise provided or agreed to by the Administrative Agent) in addition to the conditions precedent specified in Section 12.2 of the Credit Agreement:

A.            The Company shall have paid and/or reimbursed all reasonable fees, costs and expenses relating to this Amendment and owed to the Lender pursuant to the Credit Agreement in connection with this Amendment.

B.            The Company shall have delivered, or caused to be delivered, original fully completed, dated and executed originals of (i) this Amendment, and (ii) such other certificates, instruments, agreements or documents as the Administrative Agent may reasonably request (each of the foregoing certificates, instruments, agreements and documents described in this Section 5(B) (other than this Amendment) which constitute Loan Documents are hereinafter referred to collectively as the “Other Documents”).

C.            The following statements shall be true and correct and the Company, by executing and delivering this Amendment to the Lender and the Administrative Agent, hereby certifies that the following statements are true and correct as of the date hereof:

(1)           Other than as expressly contemplated by this Amendment, since the date of the most recent financial statements furnished by the Company to the Administrative Agent (which financial statements were true and correct in all material respects and otherwise conformed to the requirements set forth in the Credit Agreement for such financial statements), there shall have been no change which has had or will have a material adverse effect on the business, operations, properties or financial condition of the Loan Parties taken as a whole;

(2)           The representations and warranties of the Company set forth in the Credit Agreement and the other Loan Documents (as amended by this Amendment) are true and correct in all respects on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, and no Unmatured Event of Default or Event of Default has occurred and is continuing; and

(3)           No consents, licenses or approvals are required in connection with the execution, delivery and performance by the Company of this Amendment or the Other Documents or the validity or enforceability against the Company of this Amendment or the Other Documents which have not been obtained and delivered to the Lender.

Section 6.  Miscellaneous.

A.            Except as expressly amended and modified by this Amendment, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect in accordance with the terms thereof.

B.            This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

C.            This Amendment shall be construed in accordance with and governed by the internal laws, and not the laws of conflict, of the State of Illinois.

D.            The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be duly executed as of the day and year first above written.

COMPANY:

CONTINENTAL MATERIALS CORPORATION

By:	/s/ Joseph J. Sum
Joseph J. Sum
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Steven M. Cohen
Steven M. Cohen
Managing Director & Senior Vice President

ACKNOWLEDGMENT, AGREEMENT, CONSENT
AND REAFFIRMATION OF LOAN PARTIES

Each of the undersigned Loan Parties, for good and valuable consideration, receipt of which is hereby acknowledged:  (a) hereby acknowledges receipt of a copy of the foregoing Amendment, acknowledges that such Loan Party has read and reviewed the terms thereof, and acknowledges that such Loan Party has been afforded an adequate opportunity to have the foregoing Amendment reviewed by such Loan Party’s counsel; (b) hereby consents to the terms and conditions of the foregoing Amendment; and (c) hereby acknowledges and agrees that such Loan Party’s duties, obligations and liabilities to the Administrative Agent and/or the Lender under the Guaranty and Collateral Agreement shall be continuing and shall remain in full force and effect against such Loan Party irrespective of the amendments to the Credit Agreement contained in the foregoing Amendment or any other amendments or modifications to any of the other Loan Documents.

In addition to the foregoing, each of the undersigned Loan Parties (i) hereby ratifies, reaffirms and confirms its pledge, hypothecation, and grant of a continuing lien and first priority security interest in favor of the Administrative Agent in all of the assets of such Loan Party pledged to the Administrative Agent under the Guaranty and Collateral Agreement (subject to the terms and conditions set forth therein), and (ii) hereby acknowledges that such pledge shall continue in full force and effect securing the Secured Obligations under and as defined in the Guaranty and Collateral Agreement notwithstanding the execution and delivery of the foregoing Amendment.

IN WITNESS WHEREOF, each of the undersigned Loan Parties has duly executed this Acknowledgment, Agreement, Consent and Reaffirmation of Loan Parties to the Fourth Amendment to Credit Agreement as of December 31, 2010.

MCKINNEY DOOR AND HARDWARE, INC.

By:	/s/ Joseph J. Sum
Joseph J. Sum
Treasurer

TRANSIT MIX CONCRETE CO.

By:	/s/ Joseph J. Sum
Joseph J. Sum
Treasurer

TRANSIT MIX OF PUEBLO, INC.

By:	/s/ Joseph J. Sum
Joseph J. Sum
Chief Financial Officer

WILLIAMS FURNACE CO.

By:	/s/ Joseph J. Sum
Joseph J. Sum
Treasurer

PHOENIX MANUFACTURING, INC.

By:	/s/ Joseph J. Sum
Joseph J. Sum
Treasurer

CASTLE CONCRETE COMPANY

By:	/s/ Joseph J. Sum
Joseph J. Sum
Treasurer

EDENS INDUSTRIAL PARK INC.

By:	/s/ Joseph J. Sum
Joseph J. Sum
Treasurer